Exhibit 99.1

Turnkey LED Lighting Systems and Controls Provider Orion Secures

Expanded $25M Revolving Credit Facility with Bank of America, N.A.

Manitowoc, WI – January 5, 2021 – Orion Energy Systems, Inc. (NASDAQ: OESX) (Orion Lighting), is a provider of LED lighting systems and turnkey project implementation, including installation and commissioning of fixtures, controls and IoT capabilities, ongoing system maintenance and program management. Orion today announced it entered into a new and expanded five-year $25.0 million revolving credit facility with Bank of America, N.A. effective December 29, 2020. The facility replaces Orion’s prior $20.15 million facility with Western Alliance Bank and provides Orion with increased financing capacity and liquidity to support continued growth and execution of the Company’s strategic plans.

The facility is subject to a borrowing base requirement based on eligible receivables, inventory and cash and is secured by a first lien security interest in substantially all of the Company’s assets. As of the closing date, Orion’s borrowing base supports full availability of the credit facility. However, no amounts are currently borrowed against the facility.

Per Brodin, Orion’s CFO, commented, “Orion’s new credit facility, which provides a 25% increase in total financing capacity and a more expansive borrowing base, as well as improved terms and flexibility, is intended to better support the Company’s anticipated growth and liquidity needs. We are thankful for the support Bank of America is providing through this facility and expect this relationship to serve us well into the future.”

About Orion Energy Systems

Orion is a provider of LED lighting systems and turnkey project implementation, including installation and commissioning of fixtures, controls and IoT solutions, as well as ongoing system maintenance and program management, helping customers to enhance the efficiency of their business while reducing their carbon footprint. Orion systems utilize patented design elements to deliver industry-leading energy efficiency, enhanced optical and thermal performance and ease of installation, providing long-term financial, environmental, and workspace benefits to a diverse customer base, including nearly 40% of the Fortune 500.

Safe Harbor Statement

Certain matters discussed in this press release, are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or words of similar import. Similarly, statements that describe our future plans, objectives or goals, including business relationships with government customers, are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause results to differ materially from those expected including, but not limited to, the risks described in our filings with the Securities and Exchange Commission.

Shareholders, potential investors and other readers are urged to consider risks and uncertainties carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, which are available at http://www.sec.gov or at http://investor.oriones.com/ in the Investor Relations section of our Website. Except as required by applicable law, we assume no obligation to update any forward-looking statements publicly or to update the reasons why actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

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Twitter: @OrionLighting and @OrionLightingIR

StockTwits: @Orion_LED_IR

Investor Relations Contacts:

Per Brodin, CFO	William Jones; David Collins

Orion Energy Systems, Inc.	Catalyst IR

pbrodin@oesx.com	(212) 924-9800

oesx@catalyst-ir.com